Exhibit 99.1

CONTACT:	Julie Shaeff, Chief Accounting Officer	9753 Katy Freeway, Suite 700
	ir@comfortsystemsusa.com; 713-830-9687	Houston, Texas 77024
713-830-9600

FOR IMMEDIATE RELEASE

BILL GEORGE TO RETIRE AFTER 30 YEARS OF SERVICE

COMFORT SYSTEMS TO PROMOTE JULIE SHAEFF TO CHIEF FINANCIAL OFFICER

Houston, TX — October 22, 2026 — Comfort Systems USA, Inc. (NYSE: FIX) (the "Company"), a leading provider of commercial, industrial and institutional heating, ventilation, air conditioning and electrical contracting services, today announced that Bill George, Executive Vice President and Chief Financial Officer, will retire following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2026, completing a remarkable 30-year career that helped build the Company from its founding into one of the nation’s leading building services companies. In accordance with the Company’s succession plan, Julie Shaeff, currently the Company's Senior Vice President and Chief Accounting Officer, is being promoted to Executive Vice President and Chief Financial Officer, effective upon Mr. George vacating that role.

Mr. George helped found the Company in 1997 and has served as Chief Financial Officer since May 2005. Over the course of his career, he helped guide the Company through periods of significant growth and change, including its formation and initial public offering, the development of its acquisition program and the evolution of the Company’s strategy that produced industry-leading growth. He played a key role in strengthening the Company’s balance sheet, establishing its disciplined capital allocation approach and supporting its long record of financial performance.

Ms. Shaeff has served as the Company's Chief Accounting Officer since May 2005 and was formerly Vice President and Corporate Controller from March 2002 to May 2005 and Assistant Corporate Controller from September 1999 to February 2002. From 1996 to August 1999, Ms. Shaeff was Financial Accounting Manager—Corporate Controllers Group for Browning-Ferris Industries, Inc., a publicly-traded waste services company. From 1987 to 1995, she held various positions with Arthur Andersen LLP. Ms. Shaeff is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting from Texas A&M University.

Brian E. Lane, Chief Executive Officer, commented, "Our thoughtful succession planning has positioned Comfort Systems USA for this transition. Julie has been an integral part of our finance organization for over 25 years, and her deep knowledge of our operations, judgment and leadership make her the ideal person to lead our finance function going forward."

Mr. Lane continued, "Bill has been part of Comfort Systems USA since its formation in 1997. Over three decades, Bill has led with integrity, building a financial foundation, acquisition environment and overall culture that have carried this company to where we are today. On behalf of our Board, our leadership team and our employees across the country, I want to thank Bill for his extraordinary service, his friendship and his steady leadership. We are deeply grateful, and we wish him a long and well-earned retirement."

Mr. George said, "It has been the honor of my career to help build and serve Comfort Systems USA, and I treasure my relationships with the team of professionals in Houston and in our organizations across this country. Comfort Systems USA is great because of the amazing individuals who call this company their professional home, and everything good that has happened at Comfort has been accomplished through teamwork. Julie is an amazing financial leader, and I am deeply indebted for her keen judgement, unerring instincts and technical excellence for our finance team and in many other corners of our organization. I am retiring confident that Brian, Trent, Julie and the team that remains at Comfort Systems USA will continue to prove that they are the very best in our business."

About Comfort Systems

Comfort Systems USA® is a leading provider of commercial, industrial and institutional heating, ventilation, air conditioning and electrical contracting services, with 211 locations in 155 cities around the nation. For more information, visit the Company's website at www.comfortsystemsusa.com.

Certain statements and information in this press release may constitute forward-looking statements regarding our future business expectations, which are subject to applicable securities laws and regulations. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates, and the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of our results or developments in subsequent periods. All comments concerning the Company’s expectations for future revenue and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; economic downturns in the markets where the Company operates; shortages of labor and specialty building materials or material increases to the cost thereof; financial difficulties affecting projects, vendors, customers, or subcontractors; unexpected adjustments or cancellations in our backlog resulting in the Company’s backlog failing to translate into actual revenue or profits; inflation, supply chain disruptions, and capital market volatility; the loss of significant customers; intense competition in the Company’s industry; risks associated with acquisitions, including the ability to successfully integrate those companies; impairment charges for goodwill and intangible assets; reductions or reversals of previously recorded revenue or profits as a result of the Company’s cost-to-cost input method of accounting; difficulties in the financial and surety markets; delays and/or defaults in customer payments; difficult work environment; worldwide political and economic uncertainties, including international conflicts and epidemics or pandemics; attraction and retention of key management and employees; the Company’s decentralized management structure; our ability to effectively manage our backlog and the size and cost of our operations; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining, or increased costs associated with, bonding and insurance; our ability to remain in compliance with covenants under our credit agreement, service our indebtedness, or fund our other liquidity needs; our inability to properly utilize our workforce; increases and uncertainty in insurance costs; regulatory and legal risks, including adverse litigation results, failure to comply with laws and regulations; changes in United States trade policy, and tax-related risks; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; an increase in our effective tax rate; a material information technology failure or a material cybersecurity breach; risks related to our common stock; failure or circumvention of our disclosure controls and procedures or internal control environment; our ability to manage growth and geographically-dispersed operations; severe weather conditions (such as storms, droughts, extreme heat or cold, wildfires and floods), including as a result of climate change, and any resulting regulations or restrictions related thereto; force majeure events; deliberate, malicious acts, including terrorism and sabotage; findings of inadequate internal controls; changes in accounting rules and regulations; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”).

For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether because of new information, future events, or otherwise, except as otherwise required by law.